               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  Form 8-K

                               CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                             December 20, 2002



                      MATTHEWS INTERNATIONAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Pennsylvania             0-9115 and 0-24494         25-0644320
   ----------------------------     ------------------        ------------
   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)              File Numbers)       Identification No.)



   Two NorthShore Center, Pittsburgh, PA                       15212-5851
  ----------------------------------------                     ----------
  (Address of principal executive offices)                     (Zip Code)



  Registrant's telephone number, including area code:       (412) 442-8200
                                                            --------------

Item 5.  Other Events

Matthews International Corporation reported on October 28, 2002 that the Company had received a preliminary inquiry from the Federal Trade Commission ("FTC") requesting information with respect to its acquisition and merger related activities during 2001 with The York Group, Inc. On December 20, 2002, the Company was advised by the FTC that no further action was warranted by the FTC and the investigation has been closed.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)


                                       By  Edward J. Boyle
                                           ----------------------------------
                                           Edward J. Boyle
                                           Chief Financial Officer,
                                            Secretary and Treasurer




Date: December 20, 2002